UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

SCHEDULE 14A

_______________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §210.14a-12

ARISZ ACQUISITION CORP.
(Name of Registrant as Specified in its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Arisz Acquisition Corp.

c/o MSQ Ventures
12 East 49th Street, 17th Floor
New York, NY 10017

April 19, 2023

TO THE STOCKHOLDERS OF
ARISZ ACQUISITION CORP.

On behalf of the Board of Directors (the “Board”) of Arisz Acquisition Corp. (the “Company,” “Arisz” or “we”), I invite you to attend our Special Meeting of Stockholders (the “Special Meeting”). We hope you can join us. The Special Meeting will be held at 10:00 a.m. Eastern Time on May 11, 2023. We will be holding the Special Meeting via teleconference using the following dial-in information:

US Toll Free	1 800-450-7155
International Toll	+1 857-999-9155
Conference ID	7828247#

The notice of Special Meeting of Stockholders, the proxy statement and the proxy card accompanying this letter are also available at https://www.cstproxy.com/ariszacquisition/2023. We are first mailing these materials to our stockholders on or about April 19, 2023.

As discussed in the enclosed proxy statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

(i) Proposal 1 — A proposal to amend Arisz’s amended and restated certificate of incorporation (the “Charter”), to:

(a) extend the date by which Arisz must consummate a business combination up to nine (9) times (the “Charter Amendment”), each such extension for an additional one (1) month period (each an “Extension”), from May 22, 2023 to February 22, 2024 (the latest such date actually extended being referred to as the “Extended Termination Date”); and

((b) change Section 6(D) of the Charter to modify the net tangible asset requirement (the “NTA Requirement”) to state that the Arisz will not consummate any business combination unless it (i) has net tangible assets of at least $5,000,001 upon consummation of such business combination, or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended (the “NTA Amendment”). We refer to these proposals as the “Charter Amendment Proposals;”

(ii) Proposal 2 — A proposal to amend Arisz’s investment management trust agreement, dated as of November 17, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the date by which Arisz must consummate a business combination up to nine (9) times, each such Extension for an additional one (1) month period, until February 22, 2024, by depositing into the Trust Account $120,000 (the “Extension Payment”) for each one-month Extension (the “Trust Amendment”) (we refer to this proposal as the “Trust Amendment Proposal”); and

(iii) Proposal 3 — A proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the foregoing proposals (we refer to this proposal as the “Adjournment Proposal” and the Charter Amendment Proposals, Trust Amendment Proposal and Adjournment Proposal collectively as the “Proposals”).

On January 21, 2022, Arisz entered into that certain Agreement and Plan of Merger (as amended as of April 4, 2022 and as of October 10, 2002, and as may be further amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and between Arisz and Finfront Holding Company, a Cayman Islands exempted company (“BitFuFu”), pursuant to which (a) Arisz agreed to form BitFuFu Inc., a Cayman Islands exempted company, as its wholly owned subsidiary (“Purchaser” or “PubCo”), (b) Purchaser would form Boundary Holding Company, a Cayman Islands exempted company, as its wholly owned subsidiary (“Merger Sub”), (c) Arisz will be merged with and into Purchaser (the “Redomestication Merger”), with Purchaser surviving the Redomestication Merger, and (d) Merger Sub will be merged with and into BitFuFu (the “Acquisition Merger”), with BitFuFu surviving the Acquisition Merger as a direct, wholly owned subsidiary of Purchaser (collectively, the “Business Combination”). Following the Business Combination, Purchaser will be a publicly traded company listed on a stock exchange in the United States.

On February 16, 2022 and February 22, 2022, respectively, each of PubCo and Merger Sub was incorporated under the laws of the Cayman Islands as an exempted company. On April 4, 2022, each of PubCo and Merger Sub executed a joinder agreement along with Arisz and BitFuFu, agreeing to be bound by the Merger Agreement as if such parties were parties thereto on the date of its signing.

The purpose of the Charter Amendment Proposals and the Trust Amendment Proposal is to allow the Company additional time to complete its initial business combination (an “Initial Business Combination”). The Company’s prospectus for its initial public offering (“IPO”) and its Charter provide that the Company has until May 22, 2023 (the “Original Termination Date”) to complete an Initial Business Combination. There is not sufficient time before May 22, 2023 for the Company to complete an Initial Business Combination given the projected timetable for filing with the Securities and Exchange Commission (“SEC”) either a registration statement under the Securities Act of 1933 on Form S-4 or Form F-4 (the “Initial Business Combination Registration Statement”), and having it declared effective prior to holding a Special Meeting of the Company to consider an Initial Business Combination or a proxy statement, and having it cleared by the SEC prior to holding a Special Meeting of the Company to consider an Initial Business Combination (the “Initial Business Combination Proxy Statement”). Accordingly, the Board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate its Initial Business Combination.

In addition, the purpose of the NTA Amendment, which is included in the Charter Amendment Proposals, is to ensure that, in connection with the Initial Business Combination, the Company would continue, as it has since the IPO, to not be subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The Company is proposing to amend its Charter to state that the Company will not consummate any Business Combination unless it (i) has net tangible assets of at least $5,000,001 upon consummation of such Business Combination, or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it may rely on another exclusion, which relates to it being listed on the Nasdaq Global Market (Rule 3a51-1(a)(2)) (the “Exchange Rule”), to not be deemed a penny stock issuer. In addition, in the event the NTA Amendment is approved, the Company will not be required to maintain a minimum value of net tangible assets in order to complete a Business Combination.

If the Charter Amendment Proposals and the Trust Amendment Proposal are approved, the Company would have up to an additional nine (9) months after the Original Termination Date to consummate an Initial Business Combination until February 22, 2024, which is a total of up to 27 months to complete an Initial Business Combination after the Company’s IPO.

Upon the closing of the Company’s IPO, approximately $69 million was placed in a trust account (“Trust Account”) located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and held as cash or invested only in U.S. government securities. On November 9, 2022, in accordance with the terms of its Charter, Arisz deposited $690,000 into the Trust Account (representing $0.10 per each share of redeemable Common Stock) to extend the time for Arisz to complete the Business Combination by three months until February 22, 2023. On February 9, 2023, Arisz deposited an additional $690,000 into the Trust Account (representing $0.10 per each share of redeemable Common Stock) to extend the time for Arisz to complete the Business Combination by an additional three months until May 22, 2023. That extension is the second of up to two three-month extensions permitted under Arisz’s Charter.

The Board has fixed the close of business on April 6, 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and to vote at the Special Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were 8,901,389 shares of the Company’s Common Stock, par value $0.0001 per share, (the “Common Stock”) Only holders of record of the Company’s Common Stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

Each of the Charter Amendment Proposals, the Trust Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement.

The purpose of the Charter Amendment Proposals and the Trust Amendment Proposal is to allow Arisz more time to complete its Initial Business Combination.

The Company’s current Charter and Trust Agreement provide that Arisz has only until May 22, 2023 to complete its Initial Business Combination (i.e., 18 months from the consummation of the IPO). If both the Charter Amendment Proposals and the Trust Amendment Proposal are approved, the Company will instead have the right to extend the time to consummate its Initial Business Combination from May 22, 2023 on a month-to-month and as needed basis, until February 22, 2024 (27 months from the consummation of the IPO).

The Company’s sponsor, Arisz Investments LLC (the “Sponsor”) or any of its affiliates (the “Contributors”) have agreed that if the Charter Amendment Proposals and the Trust Amendment Proposal are approved, then, upon five days’ advance notice prior to the applicable deadline from the Sponsor to Arisz, they will contribute to the Trust Account, within two business days prior to the applicable deadline, $120,000 for each one-month Extension, paid on a month-to-month and as-needed basis (each being referred to herein as a “Contribution”), to extend the Combination Period for an additional one (1) month period each time, for up to nine (9) times, until February 22, 2024.

The Contributors will not make any Contribution unless the Charter Amendment Proposals and the Trust Amendment Proposal are both approved and the Original Termination Date is extended. The Contribution(s) will not bear any interest. The Contributions will be lost by the Contributors if the Company is unable to consummate an Initial Business Combination except to the extent of any funds held outside of the Trust Account. The Company will have the sole discretion whether to continue extending the time to complete an Initial Business Combination until the Extended Termination Date, and if the Company determines not to continue extending for an additional period, any obligation to make additional Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an Initial Business Combination by the Extended Termination Date and does not wish to seek an additional extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding publicly held shares of Common Stock in accordance with the same procedures set forth below that would be applicable if the Charter Amendment Proposals and the Trust Amendment Proposal are not approved.

Background

Arisz was incorporated on July 21, 2021 and was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities which we refer to as our “Initial Business Combination”. As disclosed in the Company’s prospectus dated November 17, 2021 in connection with its initial public offering (the “IPO”), pursuant to the Trust Agreement and the Company’s Charter, Arisz has until May 22, 2023 to complete the Initial Business Combination. If the Initial Business Combination is not completed prior to May 22, 2023, Arisz can extend the time to complete the Initial Business Combination only by the amendment of its Charter which requires the approval of a majority of the holders of the Company’s outstanding Common Stock.

Under our current Charter, if we are unable to complete our Initial Business Combination by May 22, 2023, we would: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares for a pro rata portion of the funds held in the trust account, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of Common Stock and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Holders of rights or warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless.)

Arisz and its board of directors have determined that there will not be sufficient time before May 22, 2023 to hold a Special Meeting to obtain stockholder approval of, and to consummate, an Initial Business Combination. Accordingly, Arisz’s board has determined that, given Arisz’ expenditure of time, effort and money on identifying a suitable company as a target business and completing its Initial Business Combination, it is in the best interests of its stockholders to approve the Charter Amendment Proposals and the Trust Amendment Proposal in order to amend the Charter and to amend the Trust Agreement. Assuming that the Charter Amendment Proposals and the Trust Amendment Proposal are so approved, and both the Charter and the Trust Agreement are amended, Arisz will have to consummate an Initial Business Combination before the Extended Termination Date.

You are not being asked to vote on any business combination at this time. If the Charter Amendment Proposals and the Trust Amendment Proposal are implemented and you do not elect to redeem your shares of Common Stock now, you will retain the right to vote on an Initial Business combination when it is submitted to stockholders and the right to redeem your shares of Common Stock into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

If Arisz’s board of directors determines that Arisz will not be able to consummate an Initial Business Combination by the Extended Termination Date, and does not wish to seek an additional extension, Arisz would then look to wind up the Company’s affairs and redeem 100% of the outstanding Public Shares.

In connection with the Charter Amendment Proposals, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to Arisz to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposals, the Trust Amendment Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the Record Date. If the Charter Amendment Proposals and the Trust Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Initial Business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Charter Amendment Proposals and the Trust Amendment Proposal. Each redemption of shares of Common Stock by our public stockholders will decrease the amount in our Trust Account, which held approximately $72.2 million of marketable securities as of April 17, 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if Arisz has not completed an Initial Business Combination by the Extended Termination Date. Our Sponsor, our officers and directors and our other initial stockholders, own an aggregate of 1,320,405 shares of our Common Stock, Common Stock which we refer to as the “Founder Shares”, that were issued prior to our IPO and 276,389 shares of Common Stock that were part of the private units purchased by our sponsor in a private placement which occurred simultaneously with the completion of the IPO (the “Private Placement Shares”).

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or May 9, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of April 17, 2023, there was approximately $72.2 million in the Trust Account. If the Charter Amendment Proposals and the Trust Amendment Proposal are approved and the Extended Termination Date is extended to February 22, 2024, the redemption price per share at the meeting for the Initial Business Combination or the Company’s subsequent liquidation will be approximately $10.62 per share (assuming no redemptions and without taking into account any interest), in comparison to the current redemption price of approximately $10.46 per share. The closing price of the Company’s Common Stock on April 14, 2023 was $10.37. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposals, the Trust Amendment Proposal and the Adjournment Proposal are not approved, and we do not consummate our Initial Business Combination by May 22, 2023, as contemplated by our IPO prospectus and in accordance with our Charter and the Trust Agreement, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares for a pro rata portion of the funds held in the trust account, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of Common Stock and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Holders of rights or warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless.. In the event of a liquidation, our sponsor, officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Shares.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. In such event, the Company may need to obtain additional funds to complete the Initial Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

We are not permitted to use the proceeds placed in the Trust Account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on us pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the Inflation Reduction Act (IRA) of 2022 (H.R. 5376) on any redemptions or stock buybacks by the Company. In the event (i) an excise tax and/or any other similar fees or taxes in nature are levied or imposed on us pursuant to any current, pending or future rule(s) or law(s), including without limitation any excise tax imposed under the Inflation Reduction Act (IRA) of 2022 (H.R. 5376) in relation to a redemption of securities as described herein or otherwise, and (ii) the holders of our shares of common stock approve the Charter Amendment Proposals and the Trust Amendment Proposal, if such excise tax or fee has not been paid by us to the applicable regulatory authority on or prior to the due date for such a tax or fee, our sponsor, Arisz Investments LLC (the “Sponsor”) or a designee agrees to promptly (but in any event sufficiently prior to the due date for such tax or fee to assure timely payment thereof) either directly pay such tax or fee on behalf of us or advance to us such funds as necessary and appropriate to allow us to pay such tax or fee timely with respect to any future redemptions that occur prior to or in connection a business combination or our liquidation. The Sponsor agrees not to seek recourse for such expenses from the Trust Account.

Subject to the foregoing, the affirmative vote of a majority of the Company’s outstanding Common Stock, including the Founder Shares and the Private Placement Shares, will be required to approve the Charter Amendment Proposals and the Trust Amendment Proposal. The approval of the Charter Amendment Proposals and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our Initial Business Combination. Therefore, our board will abandon and not implement the Charter Amendment Proposals unless our stockholders approve both the Charter Amendment Proposals and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposals and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Charter Amendment Proposals and the Trust Amendment Proposal at any time without any further action by our stockholders.

Our board has fixed the close of business on April 6, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the board of directors has determined that each of the Proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information concerning the Charter Amendment Proposals, the Trust Amendment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

/s/ Fang Hindle-Yang
Fang Hindle-Yang
Chief Executive Officer

Arisz Acquisition Corp.

c/o MSQ Ventures
12 East 49th Street, 17th Floor

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 11, 2023

April 19, 2023

To the Stockholders of Arisz Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Arisz Acquisition Corp. (“Arisz” or the “Company”), a Delaware corporation, will be held on May 11, 2023, at 10:00 a.m. Eastern Time. The Company will be holding the Special Meeting via teleconference using the following dial-in information:

US Toll Free	1 800-450-7155
International Toll	+1 857-999-9155
Conference ID	7828247#

The purpose of the Special Meeting will be to consider and vote upon the following proposals:

(i) Proposal 1 — A proposal to amend Arisz’s amended and restated certificate of incorporation (the “Charter”), to:

(a) extend the date by which Arisz must consummate a business combination on a month to month basis up to nine (9) times (the “Charter Amendment”), each such extension for an additional one (1) month period (each an “Extension”), from May 22, 2023 to February 22, 2024 (the latest such date actually extended being referred to as the “Extended Termination Date”); and

(b) change Section 6(D) of the Charter to modify the net tangible asset requirement (the “NTA Requirement”) to state that the Company will not consummate any business combination unless it (i) has net tangible assets of at least $5,000,001 upon consummation of such business combination, or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended (the “NTA Amendment”). We refer to these proposals as the “Charter Amendment Proposals;”

(ii) Proposal 2 — A proposal to amend Arisz’s investment management trust agreement, dated as of November 17, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the date by which Arisz must consummate a business combination another nine (9) times, each such Extension for an additional one (1) month period, until February 22, 2024, by depositing into the Trust Account $120,000 (the “Extension Payment”) for each one-month Extension (the “Trust Amendment”) (we refer to this proposal as the “Trust Amendment Proposal”);

(iii) Proposal 3 — A proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the foregoing proposal (we refer to this proposal as the “Adjournment Proposal”); and

(iv) To act on such other matters as may properly come before the Special Meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on April 6, 2023 as the record date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors
/s/ Fang Hindle-Yang
Chief Executive Officer

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 11, 2023. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT: https://www.cstproxy.com/ariszacquisition/2023.

Arisz Acquisition Corp.

c/o MSQ Ventures
12 East 49th Street, 17th Floor
New York, NY 10017

PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 11, 2023
FIRST MAILED ON OR ABOUT APRIL 19, 2023

Date, Time and Place of the Special Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Arisz Acquisition Corp. (“the Company,” “Arisz” or “we”), a Delaware corporation, in connection with the Special Meeting of Stockholders to be held on May 11, 2023 at 10:00 a.m. Eastern time for the purposes set forth in the accompanying Notice of Meeting. Arisz will be holding the Special Meeting, and any adjournments thereof, via teleconference using the following dial-in information:

US Toll Free	1 800-450-7155
International Toll	+1 857-999-9155
Conference ID	7828247#

The principal executive office of the Company is c/o MSQ Ventures, 12 East 49th Street, 17th Floor, New York, NY 10017, and its telephone number, including area code, is (212) 845-9945.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to consider and vote upon the following matters:

(i) Proposal 1 — A proposal to amend Arisz’s amended and restated certificate of incorporation (the “Charter”), to:

(a) extend the date by which Arisz must consummate a business combination on a month to month basis up to nine (9) times (the “Charter Amendment”), each such extension for an additional one (1) month period (each an “Extension”), from May 22, 2023 to February 22, 2024 (the latest such date actually extended being referred to as the “Extended Termination Date”): and

(b) change Section 6(D) of the Charter to modify the net tangible asset requirement (the “NTA Requirement”) to state that the Company will not consummate any business combination unless it (i) has net tangible assets of at least $5,000,001 upon consummation of such business combination, or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended (the “NTA Amendment”). We refer to these proposals as the “Charter Amendment Proposals;”

(ii) Proposal 2 — A proposal to amend Arisz’s investment management trust agreement, dated as of November 17, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend to extend the date by which Arisz must consummate a business combination another nine (9) times, each such Extension for an additional one (1) month period, until February 22, 2024, by depositing into the Trust Account $120,000 (the “Extension Payment”) for each one-month Extension (the “Trust Amendment”) (we refer to this proposal as the “Trust Amendment Proposal”);

(iii) Proposal 3 — A proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the foregoing proposal (we refer to this proposal as the “Adjournment Proposal”); and

(iv) To act on such other matters as may properly come before the Special Meeting or any adjournment or adjournments thereof.

Background

Arisz was incorporated on July 21, 2021 and was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities which we refer to as our “Initial Business Combination”. As disclosed in the Company’s prospectus dated November 17, 2021 in connection with its initial public offering (the “IPO”), pursuant to the Trust Agreement and the Company’s Charter, Arisz has until May 22, 2023 to complete the Initial Business Combination. If the Initial Business Combination is not completed prior to May 22, 2023, Arisz can extend the time to complete the Initial Business Combination only by the amendment of its Charter which requires the approval of a majority of the holders of the Company’s outstanding Common Stock.

The Merger Agreement

On January 21, 2022, Arisz entered into a merger agreement (as amended as of April 4, 2022 and as of October 10, 2022, and as may be further amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) with Finfront Holding Company, a Cayman Islands exempted company (“BitFuFu”), pursuant to which (a) Arisz agreed to form BitFuFu Inc., a Cayman Islands exempted company, as its wholly owned subsidiary (“Purchaser” or “PubCo”), (b) Purchaser would form Boundary Holding Company, a Cayman Islands exempted company, as its wholly owned subsidiary (“Merger Sub”), (c) Arisz will be merged with and into Purchaser (the “Redomestication Merger”), with Purchaser surviving the Redomestication Merger, and (d) Merger Sub will be merged with and into BitFuFu (the “Acquisition Merger”), with BitFuFu surviving the Acquisition Merger as a direct, wholly owned subsidiary of Purchaser (collectively, the “Business Combination”). Following the Business Combination, Purchaser will be a publicly traded company listed on a stock exchange in the United States. On April 4, 2022, each of Purchaser, Merger Sub, Arisz and BitFuFu executed that certain Joinder Agreement to the Merger Agreement, whereby each of Purchaser and Merger Sub have agreed, effective upon execution, that it shall become a party to the Merger Agreement and shall be fully bound by, and subject to, all of the covenants, terms, representations, warranties, rights, obligations and conditions of the Merger Agreement as though an original party thereto.

On November 7, 2022, Arisz received notice from its sponsor, Arisz Investment LLC (the “Sponsor”), that, in accordance with Arisz’s Charter, it was extending the time available to Arisz to consummate its Initial Business Combination from November 22, 2022 to February 22, 2023. On February 7, 2023, Arisz received notice from the Sponsor, that, in accordance with Arisz’s Charter, it was extending the time available to Arisz to consummate its Initial Business Combination from February 22, 2023 to May 22, 2023 (the “Extension”). The Extension provides Arisz with additional time to complete its proposed business combination with BitFuFu. The Extension is the second and last of up to two three-month extensions permitted under Arisz’s governing documents.

The purpose of the Charter Amendment Proposals and the Trust Amendment Proposal is to allow the Company additional time to complete an Initial Business Combination. The Company’s prospectus for its IPO and its Charter provide that the Company has until May 22, 2023 (the “Original Termination Date”) to complete an Initial Business Combination. There is not sufficient time before May 22, 2023 for the Company to complete an Initial Business Combination given the projected timetable, to file either a registration statement on Form S-4 or Form F-4 under the Securities Act of 1933 (the “Initial Business Combination Registration Statement”) with the Securities and Exchange Commission (the “SEC”) and having it declared effective prior to holding a Special Meeting of the Company to consider an Initial Business Combination or a proxy statement, and having it cleared by the SEC prior to holding a Special Meeting of the Company to consider any Initial Business Combination (the “Initial Business Combination Proxy Statement”). Accordingly, the Board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an Initial Business Combination.

If the Charter Amendment Proposals and the Trust Amendment Proposal are approved, the Company would have up to an additional nine months after the Original Termination Date to consummate the Initial Business Combination until February 22, 2024, which is a total of up to 27 months to complete an Initial Business Combination after the Company’s IPO.

Upon the closing of the Company’s IPO, approximately $69 million was placed in a trust account (“Trust Account”) located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and held as cash or invested only in U.S. government securities. In November 2022 and in February 2023, an additional Six Hundred Ninety Thousand Dollars ($690,000) was deposited into the Trust Account in connection with the Sponsor’s decision to extend the time that Arisz has to complete the Initial Business Combination.

The Board has fixed the close of business on April 6, 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and to vote at the Special Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were 8,901,389 shares of Common Stock, issued and outstanding. Only holders of record of the Company’s Common Stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. Holders of shares of Common Stock included as part of the units sold in the IPO (whether such shares were purchased in the IPO or in the secondary market following the IPO and whether or not such holders are the Sponsor or officers or directors of the Company, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

The Company’s Sponsor, or any of its affiliates (the “Contributors”) have agreed that if the Charter Amendment Proposals and the Trust Amendment Proposal are approved, then, upon five days’ advance notice prior to the applicable deadline from the Sponsor to Arisz, they will contribute to the Trust Account, within two business days prior to the applicable deadline, $120,000 for each one-month Extension, paid on a month-to-month and as-needed basis (each being referred to herein as a “Contribution”), to extend the Combination Period for an additional one (1) month period each time, for up to nine (9) times, until February 22, 2024.

The Contributors will not make any Contribution unless the Charter Amendment Proposals and the Trust Amendment Proposal are both approved and the Extended Termination Date is extended. The Contribution(s) will not bear any interest. The Contributions will be lost by the Contributors if the Company is unable to consummate an Initial Business Combination. The Company will have the sole discretion whether to continue extending the time to complete the Initial Business Combination until the Extended Termination Date, and if the Company determines not to continue extending for an additional period, any obligation to make additional Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an Initial Business Combination by the Extended Termination Date and does not wish to seek an additional extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding Public Shares in accordance with the same procedures set forth below that would be applicable if the Charter Amendment Proposals and the Trust Amendment Proposal are not approved.

The purpose of the Charter Amendment Proposals and the Trust Amendment Proposal is to allow Arisz more time to complete its Initial Business Combination. Arisz’s Charter provides that Arisz has only until May 22, 2023 to complete the Initial Business Combination.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this proxy statement.

Q.     What is being voted on?

A.     You are being asked to consider and vote upon (x) a proposal to amend the Company’s Charter (such amendment, the “Charter Amendment Proposals”), (y) a proposal to amend the Investment Management Trust Agreement (the “Trust Amendment Proposal”) to allow the Board to extend the date to consummate its Initial Business Combination on an as-needed, month-to-month basis, from May 22, 2023 to February 22, 2024 (the latest such date actually extended being referred to as the “Extended Termination Date”), without another stockholder vote, the date by which, if the Company has not consummated a merger, stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses the Company must: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares for a pro rata portion of the funds held in the Trust Account, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of Common Stock and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. and (z) a proposal to adjourn the Special Meeting if necessary.

Q.     Why is the Company proposing the Charter Amendment Proposals and the Trust Amendment Proposal?

A.     Arisz was incorporated in Delaware on July 21, 2021 and was formed for the purpose of entering into a merger, stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On November 22, 2021, the Company consummated its initial public offering (“IPO”) and the underwriters’ full exercise of over-allotment option. Simultaneously with the closing of the IPO and the exercise by the underwriter of its over-allotment option, the Company consummated the private sale (the “Private Placement”) of 187,389 units and 69,000 units, respectively (the “Private Units”) to Arisz Investments LLC, the Company’s sponsor (the “Sponsor”) and Chardan Capital Markets, LLC. A total of $69,000,000 from the net proceeds of the units sold in the IPO and the Private Placement was placed in the Trust Account for the benefit of the persons holding Public Shares (“Public Stockholders”).

Our Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying business combination(s) consummated on or before May 22, 2023.

On January 21, 2022, Arisz entered into a merger agreement (as amended as of April 4, 2022 and as of October 10, 2022 and as may be further amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) with Finfront Holding Company, a Cayman Islands exempted company ( “BitFuFu”), pursuant to which (a) Arisz agreed to form BitFuFu Inc., a Cayman Islands exempted company, as its wholly owned subsidiary (“Purchaser” or “PubCo”), (b) Purchaser would form Boundary Holding Company, a Cayman Islands exempted company, as its wholly owned subsidiary (“Merger Sub”), (c) Arisz will be merged with and into Purchaser (the “Redomestication Merger”), with Purchaser surviving the Redomestication Merger, and (d) Merger Sub will be merged with and into BitFuFu (the “Acquisition Merger”), with BitFuFu surviving the Acquisition Merger as a direct, wholly owned subsidiary of Purchaser (collectively, the “Business Combination”). Following the Business Combination, Purchaser will be a publicly traded company listed on a stock exchange in the United States. On April 4, 2022, each of Purchaser, Merger Sub, Arisz and BitFuFu executed that certain Joinder Agreement to the Merger Agreement, whereby each of Purchaser and Merger Sub have agreed, effective upon execution, that it shall become a party to the Merger Agreement and shall be fully bound by, and subject to, all of the covenants, terms, representations, warranties, rights, obligations and conditions of the Merger Agreement as though an original party thereto.

The Company believes that given its expenditure of time, effort, and money searching for potential business combination opportunities, the Public Stockholders of the Company should be given an opportunity to consider and vote on an Initial Business Combination. We do not believe that we will have sufficient time to consummate an Initial Business Combination prior to May 22, 2023. Therefore, we are seeking approval of the Charter Amendment Proposals and the Trust Amendment Proposal.

In addition, the purpose of the NTA Amendment, which is included in the Charter Amendment Proposals, is to ensure that, in connection with its Initial Business Combination, the Company would continue, as it has since the IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The Company is proposing to amend its Charter to state that the Company will not consummate any business combination unless it (i) has net tangible assets of at least $5,000,001 upon consummation of such business combination, or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it may rely on another exclusion, which relates to it being listed on the Nasdaq Global Market (Rule 3a51-1(a)(2)) (the “Exchange Rule”), to not be deemed a penny stock issuer. If the NTA Amendment is approved, the Company will not be required to maintain a minimum value of net tangible assets in order to complete a Business Combination. Therefore, we are seeking approval of the Charter Amendment Proposals.

The Board believes that it is in the best interests of the stockholders to continue the Company’s existence in order to allow the Company more time to complete an Initial Business Combination. Accordingly, the Board is proposing the Charter Amendment Proposals and the Trust Amendment Proposal to extend the Company’s corporate existence and time to complete an Initial Business Combination.

YOU ARE NOT BEING ASKED TO VOTE ON A BUSINESS COMBINATION AT THIS TIME. IF THE CHARTER AMENDMENT PROPOSAL IS APPROVED AND THE CHARTER AMENDMENT IS FILED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON AN INITIAL BUSINESS COMBINATION IF AND WHEN IT IS SUBMITTED TO STOCKHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT AN INITIAL BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE EXTENDED TERMINATION DATE.

Q.     Why should I vote for the Charter Amendment Proposals and the Trust Amendment Proposal?

A.     The Board believes stockholders will benefit from the Company’s consummating the Initial Business Combination and is proposing the Charter Amendment Proposals and the Trust Amendment Proposal to extend the date by which the Company must complete the Initial Business Combination. Approval of the Charter Amendment Proposals and the Trust Amendment Proposal would give the Company additional time to complete an Initial Business Combination and would allow you as a stockholder the benefit of voting for the Initial Business Combination and remaining a stockholder in the post-business combination company, if you desire.

The Board is including the NTA Amendment in the Charter Amendment Proposals to avoid the Company being deemed a penny stock issuer which relates to it being listed on the Nasdaq Global Market. If the NTA Amendment is approved, the Company will not be required to maintain a minimum value of net tangible assets in order to complete its initial Business Combination.

Accordingly, we believe that the Charter Amendment Proposals and the Trust Amendment Proposal is consistent with the spirit in which the Company offered its securities to the public in the IPO.

You will have redemption rights in connection with the Charter Amendment Proposals and the Trust Amendment Proposal.

Q.     May I redeem my Public Shares in connection with the vote on the Charter Amendment Proposals and the Trust Amendment Proposal?

A.     Yes. Under our Charter, the submission of a matter to amend our Charter entitles holders of Public Shares to redeem their shares for their pro rata portion of the funds held in the Trust Account established at the time of the IPO. Holders of Public Shares do not need to vote against the Charter Amendment Proposals and the Trust Amendment Proposal or be a holder of record on the Record Date to exercise their redemption rights.

If the Charter Amendment Proposals and the Trust Amendment Proposal are approved, with respect to holders’ right to redeem, the Company will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to any Public Shares redeemed by holders in connection with the Charter Amendment Proposals and the Trust Amendment Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete an Initial Business Combination on or before each Extension date, if applicable. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on the Initial Business Combination.

Q.     Will the Company be affected by the Excise Tax included in the Inflation Reduction Act of 2022

A.      On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”), which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because prior to the Redomestication Merger we are a Delaware corporation and our securities are trading on Nasdaq, we are a “covered corporation” within the meaning of the IR Act. While not free from doubt, absent any further guidance from the U.S. Department of the Treasury (the “Treasury”), who has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax, the Excise Tax may apply to any redemptions of our common stock after December 31, 2022, including redemptions in connection with an initial Business Combination, extension vote or otherwise, unless an exemption is available. The Excise Tax would be payable by the Company and not by the redeeming holders. Generally, issuances of securities by us in connection with an initial Business Combination transaction (including any PIPE transaction at the time of an initial Business Combination), as well as any other issuances of securities not in connection with our initial business combination, would be expected to reduce the amount of the Excise Tax in connection with redemptions occurring in the same calendar year, but the number of securities redeemed may exceed the number of securities issued.

Whether and to what extent the Company would be subject to the Excise Tax in connection with a Business Combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Business Combination, extension vote or otherwise, (ii) the structure of a Business Combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a Business Combination (or otherwise issued not in connection with a Business Combination but issued within the same taxable year of a Business Combination) and (iv) the content of regulations and other guidance from the Treasury. Consequently, the Excise Tax may make a transaction with us less appealing to potential Business Combination targets. Finally, based on recently issued interim guidance from the Internal Revenue Service and Treasury, subject to certain exceptions, the Excise Tax should not apply in the event of our liquidation.

We are not permitted to use the proceeds placed in the Trust Account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on us pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the IR Act on any redemptions or stock buybacks by the Company. In the event (i) an excise tax and/or any other similar fees or taxes in nature are levied or imposed on us pursuant to any current, pending or future rule(s) or law(s), including without limitation any excise tax imposed under the IR Act in relation to a redemption of securities as described herein or otherwise, and (ii) the holders of our shares of common stock approve the Charter Amendment Proposals and the Trust Amendment Proposal, if such excise tax or fee has not been paid by us to the applicable regulatory authority on or prior to the due date for such a tax or fee, our sponsor, Arisz Investments LLC (the “Sponsor”) or a designee agrees to promptly (but in any event sufficiently prior to the due date for such tax or fee to assure timely payment thereof) either directly pay such tax or fee on behalf of us or advance to us such funds as necessary and appropriate to allow us to pay such tax or fee timely with respect to any future redemptions that occur prior to or in connection a business combination or our liquidation. The Sponsor agrees not to seek recourse for such expenses from the Trust Account.

Q.     Why is the Company proposing the Adjournment Proposal?

A.     The Company is proposing the Adjournment Proposal in order to allow the Company more time to solicit additional proxies in favor of the Charter Amendment Proposals and the Trust Amendment Proposal, in the event the Company does not receive the requisite stockholder vote to approve the Charter Amendment Proposals and the Trust Amendment Proposal.

Q.     How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A.     All of the Company’s directors, executive officers and their respective affiliates, as well as the Sponsor, are expected to vote any shares of Common Stock over which they have voting control (including any Public Shares owned by them) in favor of the Charter Amendment Proposals, the Trust Amendment Proposal and the Adjournment Proposal.

Our executive officers and directors are not entitled to redeem such shares in connection with the Charter Amendment Proposals and the Trust Amendment Proposal. On the Record Date, they held 1,596,794 shares of Common Stock representing approximately 17.94% of the Company’s issued and outstanding shares of Common Stock.

Q.     What vote is required to adopt the Proposals?

A.     Charter Amendment Proposals.    The Charter Amendment Proposals must be approved by the affirmative vote of a majority of all then outstanding shares of Common Stock.

Trust Amendment Proposal.    The Trust Amendment Proposal must be approved by the affirmative vote of a majority of all then outstanding shares of Common Stock.

Adjournment Proposal.    The Adjournment Proposal must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Special Meeting, by ballot, proxy or electronic ballot, and entitled to vote at the Special Meeting.

Q.     What if I do not want to approve the Charter Amendment Proposals, the Trust Amendment Proposal or the Adjournment Proposal?

A.     If you do not want to approve the Charter Amendment Proposals, the Trust Amendment Proposal or the Adjournment Proposal, you must vote against each proposal. The approval of the Charter Amendment Proposals and the Trust Amendment Proposal are essential to the implementation of our Board’s plan to extend the date by which we must consummate our Initial Business Combination. Therefore, our Board will abandon and not implement the Charter Amendment Proposals unless our stockholders approve both the Charter Amendment Proposals and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect.

Q.     Will you seek any further extensions to liquidate the Trust Account?

A.      Other than as described herein, as of the date of this proxy statement, we do not anticipate seeking any further extension to consummate an Initial Business Combination, although we may determine to do so in the future, if necessary.

Q.     What happens if the Charter Amendment Proposals and the Trust Amendment Proposal are not approved?

A.     If the Charter Amendment Proposals and the Trust Amendment Proposal are not approved at the Special Meeting, and we have not consummated an Initial Business Combination by May 22, 2023, it will trigger our automatic winding up, liquidation and dissolution of the Company pursuant to the terms of our Charter. No vote would be required from our stockholders to commence such a voluntary winding up, liquidation and dissolution under the terms of our Charter.

If we are forced to liquidate the Trust Account, we anticipate that we would distribute to our Public Stockholders the amount in the Trust Account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our Public Stockholders with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the Trust Account or that a court would conclude that such agreements are legally enforceable.

Our stockholders as of immediately prior to our IPO, including our Sponsor (our “Initial Stockholders”) have agreed to waive their rights to participate in any liquidation of our Trust Account or other assets with respect to the shares of Common Stock held or controlled by our Initial Stockholders prior to the IPO (“Founder Shares”) and the Private Placement Shares purchased simultaneously with the consummation of the IPO, and to vote their Founder Shares and Private Placement Shares in favor of any dissolution and plan of distribution which we submit to a vote of stockholders. There will be no distribution from the Trust Account with respect to our warrants and rights, which will expire worthless in the event of our winding up.

Q.     What happens to the Company’s warrants and rights if the Charter Amendment Proposals is approved?

A.     If the Charter Amendment Proposals and the Trust Amendment Proposal are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an Initial Business Combination until the Extended Termination Date. The public warrants will remain outstanding and only become exercisable on the later of the completion of an Initial Business Combination and 12 months from the date of the IPO prospectus, and will expire five years after the completion of an Initial Business Combination, or earlier upon redemption.. Except in cases where we are not the surviving company in a business combination, each holder of a right will automatically receive one-twentieth (1/20) of a share of Common Stock upon consummation of our Initial Business Combination.

Q.     If the Charter Amendment Proposals and the Trust Amendment Proposal are approved, what happens next?

A.     If the Charter Amendment Proposals and the Trust Amendment Proposal are approved, the Company will continue to attempt to consummate the Initial Business Combination until the Extended Termination Date on February 22, 2024, or an earlier date on which the Board otherwise determines in its sole discretion that it will not be able to consummate an Initial Business Combination by the Extended Termination Date, and does not wish to seek an additional extension. We will remain a reporting company under the Exchange Act and our units, Common Stock, public warrants and public rights will remain publicly traded.

If the Charter Amendment Proposals and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the amount remaining in the Trust Account and increase the percentage interest of shares of Common Stock held by the Company’s officers, directors and their affiliates.

Q.     Would I still be able to exercise my redemption rights in the future if I vote against any subsequent Initial Business Combination?

A.     Unless you elect to redeem your shares in connection with this stockholder vote to approve the Charter Amendment Proposals and the Trust Amendment Proposal, you will be able to vote on any subsequent Initial Business combination when it is submitted to Stockholders. If you disagree with the Initial Business Combination, you will retain your right to vote against it and/or redeem your Public Shares upon consummation of the Initial Business Combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in the Charter.

Q.     How do I change my vote?

A.     If you have submitted a proxy to vote your shares and wish to change your vote, or revoke your proxy, you may do so by delivering a later-dated, signed proxy card to Advantage Proxy, Inc. (“Advantage”), the Company’s proxy solicitation agent at: Toll Free: 877-870-8565; Collect: 206-870-8565, Email: ksmith@advantageproxy.com, prior to the commencement of the Special Meeting.

Q.     How are votes counted?

A.     The Company’s proxy agent, Advantage will be appointed as inspector of election for the meeting. Votes will be counted by the inspector of election, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes.

Charter Amendment Proposals.    The Charter Amendment Proposals must be approved by the affirmative vote of a majority of all then outstanding shares of Common Stock.

Trust Amendment Proposal.    The Trust Amendment Proposal must be approved by the affirmative vote of a majority of all then outstanding shares of the Common Stock.

Adjournment Proposal.    The Adjournment Proposal must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Special Meeting, by ballot, proxy or electronic ballot, and entitled to vote at the Meeting.

Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established and have the same effect as votes against the Charter Amendment Proposals and the Trust Amendment Proposal. Abstentions and broker non-votes will have no effect on the outcome of the Adjournment Proposal.

If you do not want to approve the Charter Amendment Proposals, the Trust Amendment Proposal or the Adjournment Proposal, you must vote against each proposal. The approval of the Charter Amendment Proposals and the Trust Amendment Proposal are essential to the implementation of our Board’s plan to extend the date by which we must consummate our Initial Business Combination. Therefore, our Board will abandon and not implement the Charter Amendment Proposals unless our stockholders approve both the Charter Amendment Proposals and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect.

Q:     If my shares are held in “street name” by my bank, brokerage firm or nominee, will they automatically vote my shares for me?

A:     No. If you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any proposal for which your broker does not have discretionary authority to vote. If a proposal is determined to be discretionary, your broker, bank or other holder of record is permitted to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, your broker, bank or other holder of record is not permitted to vote on the proposal without receiving voting instructions from you. The Company believes that the Charter Amendment Proposals and the Trust Amendment Proposal will be considered non-discretionary and therefore your broker, bank or other holder of record holding your shares for you cannot vote your shares without your instruction on any of the proposals presented. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a non-discretionary proposal because the holder of record has not received voting instructions from the beneficial owner.

Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established and have the same effect as votes against the Charter Amendment Proposals and the Trust Amendment Proposal. Abstentions and broker non-votes will have no effect on the outcome of the Adjournment Proposal.

Q:     What will happen if I abstain from voting or fail to vote at the Special Meeting?

A:     At the Special Meeting, Arisz will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. Abstentions will have the same effect as votes against the Charter Amendment Proposals and the Trust Amendment Proposal. Abstentions and broker non-votes will have no effect on the outcome of the Adjournment Proposal.

If a stockholder who holds share in “street name” does not give the broker voting instructions, the broker is not permitted under applicable self-regulatory organization rules to vote the shares on “non-routine” proposals, such as the Charter Amendment Proposals and the Trust Amendment Proposal. These “broker non-votes” will also count as present for purposes of determining whether a quorum is present and will have no effect on the outcome of the vote on any of the Proposals.

Q:     What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:     Signed and dated proxies received by Arisz without an indication of how the stockholder intends to vote on a proposal will be voted as recommended by the Board.

Q:     If I am not going to attend the Special Meeting, should I return my proxy card instead?

A:     Yes. Whether you plan to attend the Special Meeting virtually or not, please read the proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. You may change your vote at any time before your proxy is voted at the Special Meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by voting again via the Internet, or by submitting a written revocation stating that you would like to revoke your proxy that our proxy solicitor receives prior to the Special Meeting. If you hold your Public Shares through a bank, brokerage firm or nominee, you should follow the instructions of your bank, brokerage firm or nominee regarding the revocation of proxies. If you are a record holder, you should send any notice of revocation or your completed new proxy card, as the case may be, to:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Toll Free: 877-870-8565
Collect: 206-870-8565
Email: ksmith@advantageproxy.com

Unless revoked, a proxy will be voted at the Special Meeting in accordance with the stockholder’s indicated instructions. In the absence of instructions, proxies which have been signed and returned will be voted FOR each of the Proposals.

Q:     What should I do if I receive more than one set of voting materials?

A:     You may receive more than one set of voting materials, including multiple copies of this proxy statement/prospectus and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q.     What is a quorum requirement?

A.     A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority of the issued shares entitled to vote at the Special Meeting, present in person (including virtually) or represented by proxy, constitute a quorum. In the absence of a quorum, the Special Meeting will either stand adjourned to the same day/time/place in the following week or will be adjourned to such other day/time/place as the board of directors decides. As of the Record Date for the Special Meeting, 4,450,696 shares of Common Stock, would be required to achieve a quorum.

Q.     Who can vote at the Special Meeting?

A.     Only holders of record of the Company’s Public Shares at the close of business on April 6, 2023 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. For the purposes of this proxy statement “holders of record” means the persons entered in the register of members of the Company as the holders of the relevant shares of Common Stock. On the Record Date, there were 8,901,389 shares of Common Stock outstanding of the Company, including 6,900,000 outstanding Public Shares.

Stockholder of Record: Shares Registered in Your Name.    If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person (including virtually) at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.     Does the Board recommend voting for the Charter Amendment Proposals, the Trust Amendment Proposal. and the Adjournment Proposal?

A.     Yes. The Board recommends that the Company’s stockholders vote “FOR” the Charter Amendment Proposals, “FOR” the Trust Amendment Proposal and “FOR” the Adjournment Proposal.

Q.     What interests do the Company’s directors and officers have in the approval of the Charter Amendment Proposals and the Trust Amendment Proposal?

A.     The Company’s directors, officers and their affiliates have interests in the Charter Amendment Proposals and the Trust Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, beneficial ownership of insider shares, warrants and rights that will become worthless if the Charter Amendment Proposals and the Trust Amendment Proposal are not approved. See the section titled “Interests of the Company’s Directors and Officers.”

Q.     What if I object to the Charter Amendment Proposals or the Trust Amendment Proposal? Do I have appraisal rights?

A.     Company Stockholders do not have appraisal rights in connection with the Charter Amendment Proposals or the Trust Amendment Proposal.

Q.     Is there a risk that the Company could be deemed an “investment company” under Section 3(a)(1)(A) of the Investment Company Act.?

A.     As of the date hereof, substantially all of the assets held in the Trust Account are held in money market funds, which primarily invest in U.S. Treasury Bills. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless. Accordingly, we may determine, in our discretion, to instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our Initial Business Combination or liquidation of the Company. See “Risks Related to Being Deemed an Investment Company”.

Q:     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Proposals will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.     How do I redeem my Public Shares of the Company?

A.     In connection with the Special Meeting and the vote on the Charter Amendment Proposals, each Public Stockholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes we anticipate will be owed on such funds but have not yet been paid. Holders of Public Shares do not need to vote on the Charter Amendment Proposals or be a holder of record on the Record Date to exercise redemption rights.

To demand redemption, if you hold physical certificates for Public Shares, you must physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, NY 10004, Attn: Mark Zimkind; E-mail: mzimkind@continentalstock.com, no later than two business days prior to the Special Meeting. If you hold your Public Shares in “street name” through a bank, broker or other nominee, you must deliver your shares to Continental Stock Transfer & Trust Company electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System two business days prior to the Special Meeting to demand redemption. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment.

Q:     Who will solicit and pay the cost of soliciting proxies?

A:     Arisz will pay the cost of soliciting proxies for the Special Meeting. Arisz has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Special Meeting. Arisz has agreed to pay Advantage a fee of up to $8,500 plus disbursements. Arisz will reimburse Advantage for reasonable out-of-pocket expenses and will indemnify Advantage and its affiliates against certain claims, liabilities, losses, damages and expenses. Arisz will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. Arisz’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the Proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact our proxy solicitor at:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Toll Free: 877-870-8565
Collect: 206-870-8565
Email: ksmith@advantageproxy.com

You may also obtain additional information about Arisz from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the Trust Account, unanticipated delays in the distribution of the funds from the Trust Account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the Trust Account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement and to consider the risks, uncertainties and events discussed in this proxy statement, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to the IPO dated November 17, 2021 and filed with the SEC on November 19, 2021 pursuant to Rule 424(b)(4) (File No. 333-260644), and the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2022 filed with the SEC on December 7, 2022, and any that may be set forth in the Initial Business Combination Registration Statement on Form S-4 or Form F-4 or Initial Business Combination Proxy Statement, as applicable. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

Arisz was incorporated on July 21, 2021 and was formed for the for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities , which we refer to as our “Initial Business Combination”. As disclosed in the Company’s prospectus dated November 17, 2021 in connection with its initial public offering (the “IPO”), pursuant to the Trust Agreement and the Company’s Charter, Arisz has until May 22, 2023 to complete an Initial Business Combination. If an Initial Business Combination is not completed prior to May 22, 2023, Arisz can extend the time to complete an Initial Business Combination only by the amendment of its Charter which requires the approval of a majority of the holders of the Company’s outstanding Common Stock.

The Merger Agreement

On January 21, 2022, Arisz entered into a merger agreement (as amended as of April 4, 2022 and as of October 10, 2022, and as may be further amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) with Finfront Holding Company, a Cayman Islands exempted company ( “BitFuFu”), pursuant to which (a) Arisz agreed to form BitFuFu Inc., a Cayman Islands exempted company, as its wholly owned subsidiary (“Purchaser” or “PubCo”), (b) Purchaser would form Boundary Holding Company, a Cayman Islands exempted company, as its wholly owned subsidiary (“Merger Sub”), (c) Arisz will be merged with and into Purchaser (the “Redomestication Merger”), with Purchaser surviving the Redomestication Merger, and (d) Merger Sub will be merged with and into BitFuFu (the “Acquisition Merger”), with BitFuFu surviving the Acquisition Merger as a direct, wholly owned subsidiary of Purchaser (collectively, the “Business Combination”). Following the Business Combination, Purchaser will be a publicly traded company listed on a stock exchange in the United States. On April 4, 2022, each of Purchaser, Merger Sub, Arisz and BitFuFu executed that certain Joinder Agreement to the Merger Agreement, whereby each of Purchaser and Merger Sub have agreed, effective upon execution, that it shall become a party to the Merger Agreement and shall be fully bound by, and subject to, all of the covenants, terms, representations, warranties, rights, obligations and conditions of the Merger Agreement as though an original party thereto.

On November 7, 2022, Arisz received notice from its sponsor, Arisz Investment LLC (the “Sponsor”), that, in accordance with Arisz’s Charter, it was extending the time available to Arisz to consummate its Initial Business Combination from November 22, 2022 to February 22, 2023. On February 7, 2023, Arisz received notice from the Sponsor, that, in accordance with Arisz’s Charter, it was extending the time available to Arisz to consummate its Initial Business Combination from February 22, 2023 to May 22, 2023 (the “Extension”). The Extension provides Arisz with additional time to complete its proposed business combination with BitFuFu. The Extension is the second and last of up to two three-month extensions permitted under Arisz’s governing documents.

The Purpose of the Proposals

The purpose of the Charter Amendment Proposals and the Trust Amendment Proposal is to allow Arisz additional time to complete an Initial Business Combination. If we are unable to complete an Initial Business Combination by May 22, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares for a pro rata portion of the funds held in the trust account, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of Common Stock and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Holders of rights or warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless. In connection with our redemption of 100% of our outstanding public shares, each holder will receive an amount equal to (1) the number of public shares being converted by such public holder divided by the total number of public shares multiplied by (2) the amount then in the trust account (initially $10.00 per share), which includes the deferred underwriting commission, plus a pro rata portion of any interest earned on the funds held in the trust account and not previously released to us or necessary to pay our taxes (subject in each case to our obligations under Delaware law to provide for claims of creditors).

Our Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares if it has not consummated an Initial Business Combination on or before May 22, 2023.

The mailing address of our principal executive office is: c/o MSQ Ventures, 12 East 49th Street, 17th Floor, New York, NY 10017.

Failure to Timely Complete an Initial Business Combination

As disclosed in the Company’s prospectus dated November 17, 2021 in connection with its IPO, pursuant to the Trust Agreement, and the Company’s Charter, if Arisz does not complete the Initial Business Combination within 18 months from the closing of the IPO, or May 22, 2023, it would cease all operations except for the purpose of winding up the Company.

Arisz and its board of directors have determined that there will not be sufficient time before May 22, 2023 to file an Initial Business Combination Registration Statement or Initial Business Combination Proxy Statement related to the transaction, or to hold a Special Meeting to obtain stockholder approval of, and to consummate, the Initial Business Combination. Accordingly, Arisz’s board has determined that, given Arisz’s expenditure of time, effort and money on identifying a suitable company as a target business and completing its Initial Business Combination, it is in the best interests of its stockholders to approve the Charter Amendment Proposals and the Trust Amendment Proposal in order to amend the Charter and to amend the Trust Agreement. Assuming that the Charter Amendment Proposals and the Trust Amendment Proposal are so approved, and both the Charter and the Trust Agreement are amended, Arisz will have to consummate an Initial Business Combination before the Extended Termination Date.

As disclosed in the IPO prospectus, because the net proceeds of the IPO were to be used to complete an initial business combination with a target business that had not been selected at the time of the IPO, Arisz may be deemed to be a “blank check company”. Under Rule 419 (the “NTA Rule”) of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act (the “Exchange Rule”). Rule 3a51-1 sets forth that that term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Arisz believes that the Nasdaq Global Market has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on the Exchange Rule to avoid being treated as a penny stock. Therefore, the NTA Requirement is unnecessary so long as Arisz meets the requirements of the Exchange Rule. In addition, in the event the NTA Amendment is approved, then Arisz will not be required to maintain a minimum value of net tangible assets in order to complete its Initial Business Combination.

You are not being asked to vote on any business combination at this time. If the Charter Amendment Proposals and the Trust Amendment Proposal are implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on an Initial Business combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

If Arisz’s board of directors determines that Arisz will not be able to consummate an Initial Business Combination by the Extended Termination Date, and does not wish to seek an additional Extension, Arisz would then look to wind up the Company’s affairs and redeem 100% of the outstanding Public Shares.

In connection with the Charter Amendment Proposals and the Trust Amendment Proposal, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to Arisz to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposals, the Trust Amendment Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment Proposals, the Trust Amendment Proposal and the Adjournment Proposal are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when an Initial Business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Charter Amendment Proposals. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $72.2 million of marketable securities as of April 17, 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if Arisz has not completed an Initial Business Combination by the Extended Termination Date. Our Sponsor, our officers and directors and our other initial stockholders, own an aggregate of 1,320,405 shares of our Common Stock that we refer to as the “Founder Shares”, issued prior to our initial public offering (“IPO”) and 276,389 shares of our Common Stock, which we refer to as the “Private Placement Shares”, that were included in the units purchased in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or May 9, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of April 17, 2023, there was approximately $72.2 million in the Trust Account. If the Charter Amendment Proposals and the Trust Amendment Proposal are approved and the Extended Termination Date is extended to February 22, 2024, the redemption price per share at the meeting for the Initial Business Combination or the Company’s subsequent liquidation will be approximately $10.62 per share (assuming no redemptions and without taking into account any interest), in comparison to the current redemption price of approximately $10.46 per share. The closing price of the Company’s Common Stock on April 14, 2023 was $10.37. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposals, the Trust Amendment Proposal and the Adjournment Proposal are not approved and we do not consummate an Initial Business Combination by May 22, 2023, as contemplated by our IPO prospectus and in accordance with our Charter, we (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares for a pro rata portion of the funds held in the trust account, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of Common Stock and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Holders of rights or warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless. In the event of a liquidation, our Sponsor, our officers and directors and our other Initial Stockholders, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Shares.

Subject to the foregoing, the affirmative vote of a majority of the Company’s outstanding Common Stock, including the Founder Shares and the Private Placement Shares, will be required to approve the Charter Amendment Proposals and the Trust Amendment Proposal. The approval of the Charter Amendment Proposals and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our Initial Business Combination. Therefore, our board will abandon and not implement the Charter Amendment Proposals and the Trust Amendment Proposal unless our stockholders approve both the Charter Amendment Proposals and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposals and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Charter Amendment Proposals and the Trust Amendment Proposal at any time without any further action by our stockholders.

Our Board has fixed the close of business on April 6, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the board of directors has determined that each of the Proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on April 6, 2023 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Special Meeting and any adjournment or adjournments thereof.

The shares of the Company’s Common Stock represented by all validly executed proxies received in time to be taken to the Special Meeting and not previously revoked will be voted at the Special Meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this proxy statement and the enclosed proxy card to our stockholders on or about April 19, 2023.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of Common Stock entitled to vote at the Special Meeting is 8,901,389. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Special Meeting of the holders of 4,450,696 shares, or a majority of the number of outstanding shares of Common Stock, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters. The Company’s warrants and rights do not carry voting rights.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Charter Amendment Proposals) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Trust Amendment Proposal) is a matter that we believe will be considered “non-routine.”

Proposal 3 (Adjournment Proposal) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposals 1 or 2 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Special Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Charter Amendment Proposals	Majority of all issued and outstanding shares	No
Trust Amendment Proposal	Majority of all issued and outstanding shares	No
Adjournment Proposal	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting	Yes

Abstentions will count as a vote against the Charter Amendment Proposals and against the Trust Amendment Proposal. Abstentions will have no effect on the Adjournment Proposal.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our board, you should keep in mind that the Company’s Initial Stockholders, Sponsor, officers, directors and advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If an Initial Business Combination is not completed by May 22, 2023, Arisz will be required to liquidate, unless Arisz obtains stockholder approval to amend the Current Charter to extend the date by which an Initial Business Combination may be consummated. In such event, the 1,320,405 shares of Arisz Common Stock held by the initial stockholders, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless. Such shares had an aggregate market value of approximately $13.7 million based on the closing price of Arisz Common Stock of $10.37 on Nasdaq as of April 14, 2023;

•        If an Initial Business Combination is not completed by May 22, 2023, unless Arisz obtains stockholder approval to amend the Current Charter to extend the date by which an Initial Business Combination may be consummated, the 276,389 Private Units purchased by the Sponsor and Chardan for a total purchase price of $2,763,886, will be worthless. Such Private Units had an aggregate market value of approximately $3.0 million based on the closing price of Arisz Units of $10.8 on Nasdaq as of April 14, 2023; and

•        The exercise of Arisz’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the transaction may result in a conflict of interest when determining whether such changes or waivers are appropriate and in our stockholders’ best interest.

•        the fact that the Sponsor paid an aggregate of $25,000 for its Founder Shares and such securities will have a significantly higher value at the time of the Initial Business Combination;

•        if we are unable to complete an Initial Business Combination and distribute the proceeds held in trust to our public stockholders, our sponsor has agreed (subject to certain exceptions) that it will be liable to ensure that the proceeds in the Trust Account are not reduced below $10.00 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us;

•        all rights specified in the Company’s Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an Initial Business Combination. If the Initial Business Combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions; and

•        our sponsor, officers, directors, initial stockholders or their affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to consummate the Initial Business Combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if the Initial Business Combination is not completed. As of April 17, 2023 no out-of-pocket expenses are owed to our officers, directors and Sponsor.

•        Arisz’s initial stockholders could benefit from the completion of a business combination that is not favorable to its public stockholders and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public stockholders rather than liquidate. For example, if the share price of the Arisz Common Stock declined to $5.00 per share after the close of the business combination, Arisz’s public stockholders that purchased shares in the initial public offering, would have a loss of $5.00 per share, while Arisz’s initial stockholders would have a gain of $4.99 per share because it acquired the Founder Shares for a nominal amount. In other words, Arisz’s initial stockholders can earn a positive rate of return on their investment even if public stockholders experience a negative rate of return in the post-combination company.

Additionally, if the Charter Amendment Proposals and the Trust Amendment Proposal are approved, the Extension is implemented and the Company consummates an Initial Business Combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Voting Procedures

Each share of our Common Stock that you own in your name entitles you to one vote on each of the Proposals for the Special Meeting. Your proxy card shows the number of shares of our Common Stock that you own.

You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our Common Stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Charter Amendment Proposals, the Trust Amendment Proposal and the Adjournment Proposal.

•        You can attend the Special Meeting and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of Common Stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of Common Stock.

Solicitation of Proxies

Your proxy is being solicited by our board on the Proposals being presented to stockholders at the Special Meeting. The Company has agreed to pay Advantage Proxy, Inc. (“Advantage”) its customary fee and out-of-pocket expenses. The Company will reimburse Advantage for reasonable out-of-pocket expenses and will indemnify Advantage and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage at:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Toll Free: 877-870-8565
Collect: 206-870-8565
Email: ksmith@advantageproxy.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Stockholders

Only one copy of this proxy statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this proxy statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Arisz Acquisition Corp., c/o MSQ Ventures, 12 East 49th Street, 17th Floor, New York, NY, 10017; Attention: Secretary, or call the Company promptly at (212) 845-9945.

If you share an address with at least one other stockholder and currently receive multiple copies of our proxy statement, and you would like to receive a single copy of our proxy statement, please specify such request in writing and send such written request to Arisz Acquisition Corp., c/o MSQ Ventures, 12 East 49th Street, 17th Floor, New York, NY, 10017; Attention: Secretary.

Redemption Rights

Pursuant to our currently existing charter, any holders of our Public Shares may demand that such shares be redeemed for a pro rata share of the aggregate amount on deposit in the Trust Account, less taxes payable, calculated as of two business days prior to the Special Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the Proposals and whether or not they are holders of our Common Stock as of the Record Date. If you properly exercise your redemption rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account which holds the proceeds of our IPO (calculated as of two business days prior to the Special Meeting). For illustrative purposes, based on funds in the Trust Account of approximately $72.2 million on April 17, 2023, the estimated per share conversion price would have been approximately $10.46.

In order to exercise your redemption rights, you must:

•        submit a request in writing prior to 5:00 p.m., Eastern time on May 9, 2023 (two business days before the Special Meeting) that we redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

and

•        deliver your shares of Common Stock either physically or electronically through DTC to our transfer agent at least two business days before the Special Meeting. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your shares of Common Stock as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising redemption rights, stockholders should verify the market price of our Common Stock, as they may receive higher proceeds from the sale of their Common Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of our Common Stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our Common Stock when you wish to sell your shares.

If you exercise your redemption rights, your shares of our Common Stock will cease to be outstanding immediately prior to the Special Meeting (assuming the Charter Amendment Proposals and the Trust Amendment Proposal are approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Charter Amendment Proposals and the Trust Amendment Proposal are not approved and we do not consummate an Initial Business Combination by May 22, 2023, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders and warrants and rights will expire worthless.

Holders of outstanding units must separate the underlying shares of Common Stock and public warrants and rights? prior to exercising conversion rights with respect to the shares of Common Stock.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into Public Shares and public warrants and public rights. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your conversion rights with respect to the Public Shares upon the separation of the Public Shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of Public Shares and public warrants and rights. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the Public Shares upon the separation of the Public Shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each of our founders, officers and directors, (ii) all of our officers and directors as a group and (iii) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding Common Stock, as of the Record Date. The percentages below are based on 8,901,389 shares of the Company’s Common Stock issued and outstanding, including common shares underlying the Company’s units. The following table does not reflect record of beneficial ownership of the warrants and rights included in the units or the private units issued pursuant to the Company’s initial public offering as these warrants are not convertible until consummation of the Company’s Initial Business Combination.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Approximate Percentage of Outstanding Shares
Directors and Executive Officers of Arisz:
Echo Hindle-Yang(2)	1,579,294	17.74%
Marc Estigarribia	10,000	*
Rushi Trivedi	2,500	*
Romain Guerel	2,500	*
Nick He	2,500	*
All officers and directors as a group (5 individuals)	1,596,794	17.93%
Holders of 5% or more of our common stock:
Arisz Investment LLC(3)	1,579,294	17.74%
Shaolin Capital Management LLC(4)	725,000	8.14%
Lighthouse Investment Partners, LLC(5)	474,400	5.33%
Saba Capital Management, L.P.(6)	484,741	5.45%
Weiss Asset Management LP(7)	737,919	8.29%
Polar Asset Management Partners Inc.(8)	634,174	7.12%
Mizuho Financial Group, Inc.(9)	507,400	5.70%

____________

*        Less than one percent.

(1)      Unless otherwise indicated, the business address of each of the entities and individuals is c/o Arisz Acquisition Corp., c/o MSQ Ventures, 12 East 49th Street, 17th Floor, New York, NY, 10017.

(2)      Includes shares owned Arisz Investment LLC, over which Echo Hindle-Yang has voting and dispositive power. Ms. Hindle-Yang disclaims beneficial ownership of such shares, except to the extent of her pecuniary interest therein.

(3)      Our Chairman and Chief Executive Officer has voting and dispositive power over the shares owned by Arisz Investment

(4)      Pursuant to a Schedule 13G filed on February 14, 2023. The address for the Reporting Person is 230 NW 24th Street, Suite 603, Miami, FL 33127. The report does not name a natural person who directly or indirectly exercises sole or shared voting and/or dispositive power with respect to the securities. The report is signed by Anthony Giraulo, Chief Financial Officer.

(5)      Pursuant to a Schedule 13G filed on February 14, 2023. The address for the Reporting Person is 3801 PGA Boulevard, Suite 500, Palm Beach Gardens, FL 33410. The report does not name a natural person who directly or indirectly exercises sole or shared voting and/or dispositive power with respect to the securities. The report is signed by Robert P. Swan, Vice President.

(6)      Pursuant to a Schedule 13G filed on February 14, 2023. The address of the business office of each of the Reporting Persons is 405 Lexington Avenue, 58th Floor, New York, New York 10174. Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), Saba Capital Management GP, LLC, a Delaware limited liability company (“Saba GP”), and Mr. Boaz R. Weinstein (together, the “Reporting Persons”) share voting and dispositive power over the shares.

(7)      Pursuant to a Schedule 13G filed on February 10, 2023.The address of the reporting persons is 222 Berkeley St., 16th floor, Boston, Massachusetts 02116. The reporting persons are Weiss Asset Management LP, a Delaware limited partnership, WAM GP LLC, a Delaware limited liability company, and Andrew M. Weiss, Ph.D., a United States citizen, who share voting and dispositive power over the shares.

(8)      Pursuant to a Schedule 13G filed on February 9, 2023. The principal business office is at 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6. The report does not name a natural person who directly or indirectly exercises sole or shared voting and/or dispositive power with respect to the securities. The report is signed by Andrew Ma, Chief Compliance Officer.

(9)      Pursuant to a Schedule 13G filed on February 14, 2022. The principal business office is 1 – 5 – 5, Otemachi, Chiyoda — ku, Tokyo 100 — 8176, Japan. Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners of said equity securities directly held by Mizuho Securities USA LLC which is their wholly-owned subsidiary. The report does not name a natural person who directly or indirectly exercises sole or shared voting and/or dispositive power with respect to the securities. The report is signed by Shigeru Umekawa, Managing Director.

Risks Related to Being Deemed an Investment Company

If we are deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate the Initial Business Combination and liquidate the Company.

The Company could potentially be subject to the Investment Company Act and the regulations thereunder. If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may instruct the trustee to liquidate the securities held in the Trust, and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of the Initial Business Combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since the closing of our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. The fact that the funds in our Trust Account have been held in securities makes it more likely that we could be deemed to be an unregistered investment company than other special purpose acquisition companies that hold their trust account funds solely in cash.

In order to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of the Initial Business Combination or liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, the longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

Risk of Being Subject to U.S. Foreign Investment Regulations and Review by a U.S. Government Entity

We may not be able to complete an Initial Business Combination with a U.S. target company if such Initial Business Combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

We have no reason to believe that when we consummate an Initial Business Combination that the post-combination company will be considered a “foreign person” under the regulations administered by CFIUS. However, if our Initial Business Combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business, this could delay us in consummating our Initial Business Combination. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential Initial Business Combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the Initial Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Initial Business Combination. CFIUS may decide to block or delay our Initial Business Combination, impose conditions to mitigate national security concerns with respect to such Initial Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain Initial Business Combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete an Initial Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our Initial Business Combination. If we cannot complete our Initial Business Combination by May 22, 2023 (or up to February 22, 2024, if our time to complete a business combination is extended as described herein) due to the passage of time relating to any governmental review, or because any such review process drags on beyond such timeframe, or because our Initial Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. In such situation, Arisz would (i) cease all operations except for the purpose of winding up and (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding shares of Common Stock, at a per-share of Common Stock price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to Arisz (net of taxes payable), divided by the number of then outstanding shares of Common Stock, which redemption will completely extinguish public stockholders’ rights as holders of shares of Common Stock (including the right to receive further liquidation distributions, if any), subject to applicable law.

As promptly as reasonably possible following such redemption, Arisz would dissolve and liquidate, subject to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If we liquidate, our public stockholders may only receive $10.00 per share. This will also cause you to lose the opportunity realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

Risk of not Completing an Initial Business Combination

We may not be able to complete our Initial Business Combination within the prescribed time frame, in which case we would cease all operations except for the purpose of winding up and we would redeem our public shares and liquidate, in which case our public stockholders may only receive $10.00 per share, or less than such amount in certain circumstances, and our warrants will expire worthless.

Our Charter provides that we must complete our Initial Business Combination by May 22, 2023 (the “Original Termination Date”). In connection with the Special Meeting, you are being asked to consider and vote upon a proposal (the “Charter Amendment Proposals”) to amend the Charter in order to, among other things, extend the Original Termination Date up to nine (9) times, each such extension for an additional one (1) month period, from May 22, 2023 to February 22, 2024 (the latest such date actually extended being referred to as the “Extended Termination Date”).

We may not be able to complete our Initial Business Combination within such time period. Our ability to complete our Initial Business Combination may be negatively impacted by general market conditions, volatility in the capital and debt markets and the other risks described herein.

If we have not completed our Initial Business Combination by the Original Termination Date or by the Extended Termination Date (if the Charter Amendment Proposals is approved), then we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares for a pro rata portion of the funds held in the trust account, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of Common Stock and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Holders of rights or warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless In such case, our public stockholders may only receive $10.00 per share. In certain circumstances, our public stockholders may receive less than $10.00 per share on the redemption of their shares. This will also cause you to lose the investment opportunity to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

PROPOSAL 1: THE CHARTER AMENDMENT PROPOSAL

This is a proposal to amend Arisz’s amended and restated certificate of incorporation (the “Charter”), to: (a) extend the date by which Arisz must consummate its Initial Business Combination up to nine (9) times (the “Charter Amendment”), each such extension for an additional one (1) month period (each an “Extension”), from May 22, 2023 to February 22, 2024 (the latest such date actually extended being referred to as the “Extended Termination Date”) and (b) change Section 6(D) of the Charter to modify the net tangible asset requirement (the “NTA Requirement”) to state that the Arisz will not consummate any business combination unless it (i) has net tangible assets of at least $5,000,001 upon consummation of such business combination, or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended (the “NTA Amendment”). We refer to these proposals as the “Charter Amendment Proposals”.

All stockholders are encouraged to read the proposed Charter Amendment Proposals in its entirety for a more complete description of its terms. A copy of the proposed Charter Amendment Proposals is attached hereto as Annex A.

Reasons for the Proposed Charter Amendment Proposals

One purpose of the Charter Amendment Proposals is to allow Arisz more time to complete its Initial Business Combination. Arisz’s Charter provides that Arisz has only until May 22, 2023 to complete its Initial Business Combination.

Time to Complete an Initial Business Combination

As disclosed in the Company’s prospectus dated November 17, 2021 in connection with its initial public offering (the “IPO”), pursuant to the Trust Agreement and the Company’s Charter, if Arisz does not complete its Initial Business Combination within 18 months from the closing of the IPO, or May 22, 2023, Arisz would cease all operations except for the purpose of winding up the Company.

Arisz and its board of directors have determined that there will not be sufficient time before May 22, 2023 to hold a Special Meeting to obtain stockholder approval of, and to consummate, the Initial Business Combination. Accordingly, Arisz’s board has determined that, given Arisz’s expenditure of time, effort and money on identifying BitFuFu as a target business and completing its Initial Business Combination, it is in the best interests of its stockholders to approve the Charter Amendment Proposals and the Trust Amendment Proposal in order to amend the Charter and to amend the Trust Agreement. Assuming that the Charter Amendment Proposals and the Trust Amendment Proposal are so approved, and both the Charter and the Trust Agreement are amended, Arisz will have to consummate an Initial Business Combination before the Extended Termination Date.

If Arisz’s board of directors determines that Arisz will not be able to consummate an Initial Business Combination by the Extended Termination Date, and does not wish to seek an additional extension, Arisz would then look to wind up the Company’s affairs and redeem 100% of the outstanding Public Shares.

The Net Tangible Asset Requirement (“NTA Requirement”)

Section 6(D) of the Charter currently provides the following: “The Corporation will not consummate any Business Combination unless it (or any successor) has net tangible assets of at least $5,000,001 upon consummation of such Business Combination.”

The purpose was to ensure that, in connection with its Initial Business Combination, Arisz would continue, as it has since the IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). Arisz is proposing to amend its Charter to modify the NTA Requirement to state that the Corporation will not consummate any Business Combination unless it (or any successor) (i) has net tangible assets of at least $5,000,001 upon consummation of such Business Combination, or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended.

The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and Arisz believes that it may rely on another exclusion, which relates to it being listed on the Nasdaq Global Market (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, Arisz intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

Rule 419 blank check companies and “penny stock” issuers

As disclosed in the IPO prospectus, because the net proceeds of the IPO were to be used to complete an Initial Business Combination with a target business that had not been selected at the time of the IPO, Arisz may be deemed to be a “blank check company”. Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that that term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule.

Historically, special purpose acquisition companies or “SPACs” have relied upon the NTA Rule to avoid being deemed a penny stock issuer. Like many SPACs, Arisz included this provision in Section 6(D) of its Charter, in order to ensure that through the consummation of its Initial Business Combination, Arisz would not be considered a penny stock issuer and therefore not a blank check company if no other exemption from the rule was available.

Reliance on Rule 3a51-1(a)(2).

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria set forth in the Exchange Rule. Arisz’s securities are listed on the Nasdaq Global Market and have been so listed since the consummation of the IPO. Arisz believes that the Nasdaq Global Market has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on the Exchange Rule to avoid being treated as a penny stock. Therefore, the NTA Requirement is unnecessary so long as Arisz meets the requirements of the Exchange Rule.

In addition, Arisz is proposing to amend the NTA Requirement in the Charter Amendment Proposals so it will not be required to maintain a minimum value of net tangible assets in order to complete an Initial Business Combination.

In connection with the Charter Amendment Proposals, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to Arisz to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposals, the Trust Amendment Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment Proposals, the Trust Amendment Proposal and the Adjournment Proposal are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem Public Shares when the Initial Business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Charter Amendment. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $72.2 million of marketable securities as of April 17, 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if Arisz has not completed its Initial Business Combination by the Extended Termination Date. Our Sponsor, our officers and directors and our other initial stockholders, own an aggregate of 1,320,405 shares of our Common Stock that we refer to as the “Founder Shares”, issued prior to our initial public offering (“IPO”) and 276,389 shares of our Common Stock, which we refer to as the “Private Placement Shares” that were included in the units purchased in a private placement which occurred simultaneously with the completion of the IPO.

Factors to Consider

When you consider the recommendation of our board, you should consider, among other things, the following benefits and detriments of the Proposals to you as the public stockholders:

•        If the Charter Amendment Proposals and the Trust Amendment Proposal are approved and the Company extends the Combination Period, the Company will deposit $120,000 into the Trust Account in connection with each one-month Extension. Accordingly, assuming no redemptions, and assuming the Company elects to utilize all nine (9) one-month Extensions, the Company will have deposited an aggregate of $1,080,000 or, $1.57 per non-redeeming Public Share, by February 22, 2024. However, this amount will be reduced in accordance with the number of redemptions that occur at the time of the Special Meeting.

•        Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the Proposals and whether or not they are holders of our Common Stock as of the Record Date. (See “Redemption Rights”).

•        Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $72.2 million of marketable securities as of April 17, 2023. Arisz will not proceed with the Charter Amendment and Trust Amendment if the redemption of Public Shares in connection therewith would cause Arisz to have net tangible assets of less than $5,000,001.

•        If the Charter Amendment Proposals are approved, Arisz will not be subject to the NTA Requirement and may rely on other exemptions from the Exchange Rule to avoid being deemed a penny stock issuer. In addition, Arisz will not be required to maintain a minimum value of net tangible assets in order to complete its Initial Business Combination.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our board, you should keep in mind that the Company’s initial stockholders, sponsor, officers, directors and advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If an Initial Business Combination is not completed by May 22, 2023, Arisz will be required to liquidate, unless Arisz obtains stockholder approval to amend the Current Charter to extend the date by which an Initial Business Combination may be consummated. In such event, the 1,320,405 shares of Arisz Common Stock held by the initial stockholders, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless. Such shares had an aggregate market value of approximately $13.7 million based on the closing price of Arisz Common Stock of $10.37 on Nasdaq as of April 14, 2023;

•        If an Initial Business Combination is not completed by May 22, 2023, unless Arisz obtains stockholder approval to amend the Current Charter to extend the date by which an Initial Business Combination may be consummated, the 276,389 Private Units purchased by the Sponsor and Chardan for a total purchase price of $2,763,886, will be worthless. Such Private Units had an aggregate market value of approximately $3.0 million based on the closing price of Arisz Units of $10.80 on Nasdaq as of April 14, 2023; and

•        The exercise of Arisz’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the transaction may result in a conflict of interest when determining whether such changes or waivers are appropriate and in our stockholders’ best interest.

•        the fact that the Sponsor paid an aggregate of $25,000 for its Founder Shares and such securities will have a significantly higher value at the time of the Initial Business Combination;

•        if we are unable to complete an Initial Business Combination and distribute the proceeds held in trust to our public stockholders, our sponsor has agreed (subject to certain exceptions) that it will be liable to ensure that the proceeds in the Trust Account are not reduced below $10.00 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us;

•        all rights specified in the Company’s Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an Initial Business Combination. If the Initial Business Combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions; and

•        our sponsor, officers, directors, initial stockholders or their affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations. However, if the

Company fails to consummate the Initial Business Combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if the Initial Business Combination is not completed. As of April 17, 2023 no out-of-pocket expenses are owed to our officers, directors and Sponsor.

•        Arisz’s initial stockholders could benefit from the completion of a business combination that is not favorable to its public stockholders and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public stockholders rather than liquidate. For example, if the share price of the Arisz Common Stock declined to $5.00 per share after the close of the business combination, Arisz’s public stockholders that purchased shares in the initial public offering, would have a loss of $5.00 per share, while Arisz’s initial stockholders would have a gain of $4.99 per share because it acquired the Founder Shares for a nominal amount. In other words, Arisz’s initial stockholders can earn a positive rate of return on their investment even if public stockholders experience a negative rate of return in the post-combination company.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or May 9, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of April 17, 2023, there was approximately $72.2 million in the Trust Account. If the Charter Amendment Proposals and the Trust Amendment Proposal are approved and the Extended Termination Date is extended to February 22, 2024, the redemption price per share at the meeting for the Initial Business Combination or the Company’s subsequent liquidation will be approximately $10.62 per share (assuming no redemptions and without taking into account any interest) in comparison to the current redemption price of approximately $10.46 per share. The closing price of the Company’s Common Stock on April 14, 2023 was $10.37. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposals and the Trust Amendment Proposal are approved, the Company may extend the time to complete an Initial Business Combination on an as-needed, month-to-month basis, until February 22, 2024. If the Charter Amendment Proposals, the Trust Amendment Proposal and the Adjournment Proposal are not approved and we do not consummate an Initial Business Combination by May 22, 2023, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares for a pro rata portion of the funds held in the trust account, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of Common Stock and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Holders of rights or warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless There will be no redemption rights or liquidating distributions with respect to our warrants and rights, which will expire worthless if we fail to complete our Initial Business Combination within the initial 18-month time period. In the event of a liquidation, our Sponsor, our officers and directors and our other Initial Stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Shares.

Required Vote

Subject to the foregoing, the affirmative vote of a majority of the Company’s outstanding Common Stock, including the Founder Shares and the Private Placement Shares will be required to approve the Charter Amendment Proposals and the Trust Amendment Proposal. The approval of the Charter Amendment Proposals and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our Initial Business Combination. Therefore, our board will abandon and not implement the Charter Amendment Proposals unless our stockholders approve the Charter Amendment Proposals and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposals and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Charter Amendment Proposals or the Trust Amendment Proposal at any time without any further action by our stockholders.

Our board has fixed the close of business on April 6, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Charter Amendment Proposals and the Trust Amendment Proposal are implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on an Initial Business combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Charter Amendment Proposals.

PROPOSAL 2: THE TRUST AMENDMENT

The Trust Amendment

The proposed Trust Amendment Proposal would amend our existing Investment Management Trust Agreement (the “Trust Agreement”), dated as of November 17, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the time to complete an Initial Business Combination (the “Business Combination Period”) up to nine (9) times on a month-to-month basis (each an “Extension”), each such extension for an additional one-month period, to February 22, 2024 (the “Trust Amendment”), by depositing into the Trust Account $120,000 (the “Extension Payment”) for each one-month Extension. A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment

The purpose of the Trust Amendment Proposal is to give the Company the right to extend the Business Combination Period from May 22, 2023 up to nine (9) times, each such Extension for an additional one-month period, until February 22, 2024 (i.e., 27 months from the consummation of the IPO), provided that the Extension Payment is deposited into the Trust Account prior to the date of the monthly applicable deadline.

The Company’s current Charter and Trust Agreement provide that the Company has until May 22, 2023 to complete an Initial Business Combination without the payment of additional amounts into the Company’s Trust Account.

Arisz and its board of directors have determined that there will not be sufficient time before May 22, 2023 (its current termination date) to hold a Special Meeting to obtain the requisite stockholder approval of, and to consummate, the Initial Business Combination. However, management believes that it can close the Initial Business Combination before February 22, 2024. Under the circumstances, the Sponsor or any of its affiliates (the “Contributors”) will pay the extension amount for each proposed one-month extension on an as-needed basis, up to nine (9) times for each one-month extension. After consultation with the Company’s Contributors, Arisz’s management has reason to believe that, if the Charter Amendment Proposals and Trust Amendment Proposal are approved, and assuming no shares of Common Stock are redeemed, the Contributors will make a $120,000 Contribution into the Trust Account as each Extension Payment, upon five days’ advance notice prior to the applicable deadline from the Sponsor to Arisz, and extend the Combination Period for an additional one-month period each time until February 22, 2024, as needed. Each Contribution will be deposited in the Trust Account within two business days prior to the beginning of the additional extension period (or portion thereof), other than the first Contribution which will be made on the day of the approval of the Trust Amendment Proposal. The Contribution(s) will bear no interest. The Contributions will be lost by the Contributors if the Company is unable to consummate an Initial Business Combination except to the extent of any funds held outside of the Trust Account.

If the Trust Amendment Is Not Approved

If the Trust Amendment Proposal is not approved, and we do not consummate an Initial Business Combination by May 22, 2023, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

The Company’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their insider shares. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Trust Amendment Proposal Is Approved

If the Charter Amendment Proposals and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the Initial Business Combination or in connection with our liquidation if we do not complete an Initial Business Combination by the applicable termination date. The Company will then continue to attempt to consummate an Initial Business Combination until the applicable termination date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an Initial Business Combination by the applicable termination date as described below and does not wish to seek an additional extension.

Required Vote

Subject to the foregoing, the affirmative vote of a majority of the Company’s outstanding Common Stock, including the Founder Shares and Private Placement Shares, will be required to approve the Trust Amendment Proposal. Our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve both the Charter Amendment Proposals and Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposals and Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment and Trust Amendment at any time without any further action by our stockholders.

You are not being asked to vote on any business combination at this time. If the Trust Amendment is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on an Initial Business Combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Trust Amendment Proposal.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the Special Meeting (who has agreed to act accordingly) to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the other proposals in this proxy statement. If the Adjournment Proposal is not approved by our stockholders, the chairman of the meeting will not exercise his ability to adjourn the Special Meeting to a later date (which he would otherwise have under the Chairman) in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the other proposals.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the Special Meeting vote for the Adjournment Proposal, the chairman of the Special Meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Adjournment Proposal.

THE SPECIAL MEETING

Date, Time and Place.    The Special Meeting will be held at 10:00 a.m., ET on May 11, 2023 virtually at https://www.cstproxy.com/ariszacquisition/2023.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned Public Shares at the close of business on April 6, 2023, the Record Date for the Special Meeting. At the close of business on the Record Date, there were 8,901,389 shares of Common Stock outstanding each of which entitles its holder to cast one vote on the proposal.

Proxies; Board Solicitation.    Your proxy is being solicited by the Board on the Proposals being presented to stockholders at the Special Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Special Meeting. Advantage Proxy is assisting the Company in the proxy solicitation process for this Special Meeting. The Company will pay that firm approximately $8,500 in fees, plus disbursements for such services.

Required Votes

Charter Amendment Proposals.    The Charter Amendment Proposals must be approved by the affirmative vote of a majority of all then outstanding shares of the Common Stock.

Trust Amendment Proposal.    The Trust Amendment Proposal must be approved by the affirmative vote of a majority of all then outstanding shares of the Common Stock.

Adjournment Proposal.    The Adjournment Proposal must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Special Meeting, by ballot, proxy or electronic ballot, and entitled to vote at the Meeting.

Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established and have the same effect as votes against the Charter Amendment Proposals and against the Trust Amendment Proposal. Abstentions and broker non-votes will have no effect on the outcome of the Adjournment Proposal.

If you do not want to approve the Charter Amendment Proposals, the Trust Amendment Proposal or the Adjournment Proposal, you must vote against each proposal. The approval of the Charter Amendment Proposals and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our Initial Business Combination. Therefore, our board will abandon and not implement the Charter Amendment Proposals unless our stockholders approve both the Charter Amendment Proposals and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect.

The Sponsor and all of the Company’s directors, executive officers, initial stockholders and their affiliates are expected to vote any Common Stock owned by them in favor of the Charter Amendment Proposals and the Trust Amendment Proposal. On the Record Date, our initial stockholders beneficially owned and were entitled to vote 1,596,794 shares of Common Stock, representing approximately 17.94% of the Company’s issued and outstanding shares of Common Stock.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. stockholders may notify the Company of their requests by calling or writing the Company’s proxy solicitation agent at:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

OTHER MATTERS TO BE PRESENTED AT THE SPECIAL MEETING

The Company did not have notice of any matter to be presented for action at the Special Meeting, except as discussed in this proxy statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the Special Meeting.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Charter Amendment Proposals or the Adjournment Proposal by contacting us at the following address or telephone number:

Arisz Acquisition Corp.

c/o MSQ Ventures
12 East 49th Street, 17th Floor
New York, NY 10017

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Toll Free: 877-870-8565
Collect: 206-870-8565
Email: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than May 4, 2023.

Annex A

Extension Amendment

AMENDMENT TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
ARISZ ACQUISITION CORP.

[•], 2023

Arisz Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Arisz Acquisition Corp.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 21, 2021.

2. An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on November 23, 2021 (the “Amended and Restated Certificate of Incorporation”).

3. This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Article SIXTH (D) is hereby amended and restated to read in full as follows:

“D. The Corporation will not consummate any Business Combination unless it (or any successor) (i) has net tangible assets of at least $5,000,001 upon consummation of such Business Combination or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended.

5. The text of Article SIXTH (E) is hereby amended and restated to read in full as follows:

“E. In the event that the Corporation does not consummate a Business Combination by (x) 12 months from the consummation of the IPO, (y) up to 18 months from the consummation of the IPO if the Corporation elects to extend the amount of time to complete a Business Combination in accordance with the terms of the Investment Management Trust Agreement between the Corporation and Continental Stock Transfer & Trust Company (the “Trust Agreement”) or (z) up to February 22, 2024, provided that, pursuant to the terms hereof and the Corporation’s amended Trust Agreement, the Corporation deposits into the Trust Account the amount of $120,000 for each month extended, in the Corporation’s sole discretion whether to exercise one or more extensions (in any case, such date being referred to as the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the DGCL, including the adoption of a resolution by the Board of Directors pursuant to Section 275(a) of the DGCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the DGCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Fund plus any pro rata interest earned on the funds held in the Trust Fund and not previously released to the Corporation or necessary to pay its taxes divided by the total number of IPO Shares then outstanding.”

6. This Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL by the vote of shareholders holding the requisite number of shares required pursuant to the Amended and Restated Certificate of Incorporation at a duly held shareholder meeting.

Annex A-1

IN WITNESS WHEREOF, Arisz Acquisition Corp. has caused this Amendment to the Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

Arisz Acquisition Corp.
By:
Name:	Fang Hindle-Yang
Title:	Chief Executive Officer

Annex A-2

Annex B

PROPOSED AMENDMENT
TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of ___, 2023, to the Investment Management Trust Agreement (as defined below) is made by and between Arisz Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement, dated November 17, 2021 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein; and

WHEREAS, at a Special Meeting of the Company held on [            ], 2023, the Company’s stockholders approved (i) a proposal to amend the Company’s amended and restated certificate of incorporation giving the Company the right to extend the date by which it must complete a business combination from May 22, 2023 to February 22 2024 (or such earlier date after May 22, 2023 as determined by the Company’s board of directors) (the “Extension Amendment”) and thus extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed its initial business combination from May 22, 2023 to February 22, 2024 (or such earlier date after May 22, 2023 as determined by the Company’s board of directors);

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its Chairman of the Board or Chief Executive Officer and Chief Financial Officer and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by the Representative, complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by (x) the 12 month anniversary of the closing of the IPO (the “Closing”), (y) in the event that the Company, in accordance with the procedures set forth in the Registration Statement, extended the time to complete the Business Combination for up to 18 months from the Closing but has not completed the Business Combination within such 18 month period, the 18 month anniversary of the Closing, or (z) up to February 22, 2024, provided that, pursuant to the terms hereof and the Corporation’s amended and restated certificate of incorporation, the Corporation deposits into the Trust Account the amount of $120,000 for each month extended, in the Corporation’s sole discretion whether to exercise one or more extensions (as applicable, the “Applicable Deadline”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Stockholders as of the Applicable Deadline.”

Annex B-1

2. Exhibit D to the Trust Agreement is hereby amended and restated in its entirety as follows:

“EXHIBIT D

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attention: Francis Wolf and Celeste Gonzalez

Re:            Trust Account – Extension Letter

Ladies and Gentlemen:

Pursuant to Section 1(j) of the Investment Management Trust Agreement between Arisz Acquisition Corp. (“Company”) and Continental Stock Transfer & Trust Company, dated as of [•], 2021 (as amended, “Trust Agreement”), this is to advise you that the Company is extending the time available in order to consummate a Business Combination with the Target Businesses for an additional [three (3) months] [monthly period], from _______________ to _______________ (the “Extension”).

This Extension Letter shall serve as the notice required with respect to the Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit [$690,000] [120,000], which will be wired to you, into the Trust Account investments upon receipt.

Very truly yours,
ARISZ ACQUISITION CORP.
By:
Name: Title:

Acknowledged and Agreed:

Chardan Capital Markets, LLC
By:
Name: Title:”

Annex B-2

PROXY CARD

ARISZ ACQUISITION CORP.
PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Fang Hindle-Yang as proxy of the undersigned to attend the Special Meeting of Stockholders (the “Special Meeting”) of Arisz Acquisition Corp. (the “Company”), to be held via virtual meeting as described in the proxy statement on May 11, 2023 at 10:00 a.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated April 19, 2023 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.

PROPOSAL 1. CHARTER AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO: (A) EXTEND THE DATE BY WHICH THE COMPANY MUST CONSUMMATE A BUSINESS COMBINATION FROM MAY 22, 2023, TO FEBRUARY 22, 2024, OR SUCH EARLIER DATE AS DETERMINED BY THE BOARD OF DIRECTORS, PROVIDED THAT, PURSUANT TO THE TERMS HEREOF AND THE CORPORATION’S AMENDED TRUST AGREEMENT, THE CORPORATION DEPOSITS INTO THE TRUST ACCOUNT THE AMOUNT OF $120,000 FOR EACH MONTH EXTENDED, IN THE CORPORATION’S SOLE DISCRETION WHETHER TO EXERCISE ONE OR MORE EXTENSIONS, AND (B) CHANGE SECTION 6(D) OF THE CHARTER TO MODIFY THE NET TANGIBLE ASSET REQUIREMENT TO STATE THAT ARISZ WILL NOT CONSUMMATE ANY BUSINESS COMBINATION UNLESS IT (I) HAS NET TANGIBLE ASSETS OF AT LEAST $5,000,001 UPON CONSUMMATION OF SUCH BUSINESS COMBINATION, OR (II) IS OTHERWISE EXEMPT FROM THE PROVISIONS OF RULE 419 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, WHICH WE REFER TO AS THE “CHARTER AMENDMENT PROPOSAL”.

For ☐            Against ☐            Abstain ☐

2.

PROPOSAL 2. TRUST AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S INVESTMENT MANAGEMENT TRUST AGREEMENT, DATED AS OF NOVEMBER 17, 2021 (THE “TRUST AGREEMENT”), BY AND BETWEEN THE COMPANY AND CONTINENTAL STOCK TRANSFER & TRUST COMPANY TO PROVIDE THAT THE TIME FOR THE COMPANY TO COMPLETE ITS INITIAL BUSINESS COMBINATION (THE “BUSINESS COMBINATION PERIOD”) UNDER THE TRUST AGREEMENT SHALL BE EXTENDED FROM MAY 22, 2023 TO FEBRUARY 22, 2024, OR SUCH EARLIER DATE AS DETERMINED BY THE BOARD OF DIRECTORS AND TO THE EXTENT THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION IS AMENDED TO EXTEND THE BUSINESS COMBINATION PERIOD PROVIDED THAT THE COMPANY DEPOSITS INTO THE TRUST ACCOUNT $120,000 FOR EACH EXTENSION.

For ☐            Against ☐            Abstain ☐

3.

PROPOSAL 3. ADJOURNMENT — APPROVAL TO DIRECT THE CHAIRMAN OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE PROPOSAL 1 AND PROPOSAL 2.

For ☐            Against ☐            Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Special Meeting (Circle one):            Yes            No

Number of attendees: ______

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.